The Sentinel Funds

Class A, Class C, Class S and Class I

Supplement dated August 18, 2011

to the Prospectus dated March 30, 2011, as supplemented to date

Sentinel Mid Cap Value Fund

Effective August 18, 2011, Crow Point Partners, LLC (“Crow Point”) became sub-adviser to the Sentinel Mid Cap Value Fund under an interim investment sub-advisory agreement (the “Interim Agreement”).  Crow Point replaced the Fund’s previous sub-adviser, Steinberg Asset Management, LLC.  Crow Point will sub-advise the Fund under the Interim Agreement until a new investment sub-advisory agreement between Sentinel Asset Management, Inc. and Crow Point is approved by the Fund’s shareholders.  The new sub-advisory agreement will be presented to the Fund’s shareholders for approval at a special meeting of Fund shareholders anticipated to be held later this month.  If the new sub-advisory agreement is approved by the Fund’s shareholders, that agreement will replace the Interim Agreement.

In addition, effective August 18, 2011, Sentinel Asset Management, Inc. has contractually agreed to waive advisory fees paid by the Mid Cap Value Fund at an annual rate equal to 0.15% of the first $50 million of the Fund’s average daily net assets and 0.10% on the next $50 million of such assets.  The agreement terminates on November 30, 2013.

The Annual Fund Operating Expense table in the section of the Prospectus titled “Fund Summaries – Mid Cap Value Fund – Fees and Expenses of the Fund” will be deleted in its entirety and replaced with the following table:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fee	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.30%	1.00%	None
Other Expenses	0.44%	0.40%	0.19%
Total Annual Fund Operating Expenses	1.49%	2.15%	0.94%
Fee Waiver and/or Expense Reimbursement**	(0.07)%	(0.07)%	(0.07)%
Total Annual Operating Expense After Fee Waiver and/or Expense Reimbursement**	1.42%	2.08%	0.87%

**  The Fund’s investment adviser has agreed, effective August 18, 2011, to waive advisory fees paid by the Fund at an annual rate equal to 0.15% of the first $50 million of the Fund’s average daily net assets and 0.10% on the next $50 million of such assets.  This agreement shall terminate on November 30, 2013.  This agreement may be terminated by a vote of the majority of the directors of the Fund, including the majority of the non-interested directors of the Fund.

The section of the Prospectus titled “Fund Summaries – Mid Cap Value Fund – Principal Investment Strategies” is modified to read in its entirety:

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in equity securities of mid-capitalization companies.  For this purpose, mid-capitalization stocks are stocks of companies whose market capitalizations, at the time of purchase, are within the range from the lowest market capitalization of a stock that is included in the Standard & Poor's MidCap 400 Index or the Russell Midcap Index, up to and including the market capitalization of the largest company included in either of such indices. As of June 30, 2011, companies included in either the Standard & Poor's MidCap 400 Index or the Russell Midcap Index had market capitalizations between $517.8 million and $218.6 billion.  The Fund will generally invest in securities issued by U.S. companies, but may also invest to a lesser extent in securities of non-U.S. companies.

In selecting investments for the Fund, Crow Point Partners, LLC ("Crow Point"), the Fund's investment sub-adviser, first identifies themes it believes will drive investment returns for a prolonged period of time.  It then identifies the stocks that it believes are closely tied to those themes that are also trading at discounts to their expected future cash flows.  Crow Point then applies additional screens,  focusing on dividends and valuation measurements such as low price/earnings to growth ratios, high free cash flow yields, and enterprise value to cash flow ratios.  Crow Point may invest in stocks that do not pay dividends, but only after giving consideration to the company’s fit within a particular investment theme and its valuation profile.  Other investment considerations include, but are not limited to, potential catalysts that may trigger a change in market perception, a long period of stock underperformance, increasing insider ownership, improving industry dynamics, a lack of sell-side research coverage, and high rates of a stock’s short interest.  In addition, Crow Point may occasionally invest in companies that it considers to be “turnarounds” and whose results have been poor due to conditions that Crow Point believes are temporary.  Crow Point may also occasionally invest in a company or industry that is out of favor, or in a company whose stock price has dropped beyond what Crow Point believes to be fair value for the business.

Up to 25% of the Fund’s assets may be invested in securities within a single industry.  The Fund is classified as a “non-diversified” Fund, and therefore, Crow Point may hold a relatively small number of issues, thus increasing the importance of each holding.

Crow Point will generally sell a security if it has fallen more than 20% from its reference price without a clear and acceptable explanation (such as a sharp decline in the overall market).  In addition, securities may be sold when the original reasons for purchase no longer apply or have become less meaningful (for example: a dividend cut or an unexplained decrease in the rate of dividend increases; a valuation that becomes less attractive; earnings that appear uncertain; an expected catalyst has occurred, or a new idea appears more attractive).  Securities may also be sold to meet redemptions.

The section of the Prospectus titled “Fund Summaries – Mid Cap Value Fund – Management” is modified to read in its entirety:

Investment Adviser.  Sentinel Asset Management, Inc. is the investment adviser to the Fund.

Sub-Adviser.  Crow Point Partners, LLC ("Crow Point") is the interim sub-adviser.

Portfolio Managers.  Peter DeCaprio, managing director and portfolio manager at Crow Point, has been a portfolio manager of the Fund since August 18, 2011, and Timothy O’Brien, managing director, chief investment officer and portfolio manager at Crow Point, has been a portfolio manager of the Fund since August 18, 2011.

The section of the Prospectus titled “Additional Information About Each Fund – Investment Objectives and Strategies – Mid Cap Value Fund – Principal Investment Strategies” is modified to read in its entirety:

Principal Investment Strategies

Under normal circumstances at least 80% of the Fund’s assets will be invested in the equity securities of mid-capitalization companies.  For this purpose, mid-capitalization stocks are stocks of companies whose market capitalizations, at the time of purchase, are within the range from the lowest market capitalization of a stock that is included in the Standard & Poor's MidCap 400 Index or the Russell Midcap Value Index, up to and including the market capitalization of the largest company included in either of such indices. As of June 30, 2011, companies included in either the Standard & Poor's MidCap 400 Index or the Russell Midcap Index had market capitalizations between $517.8 million and $218.6 billion.  The Fund will generally invest in securities issued by U.S. companies, but may also invest to a lesser extent in securities of non-U.S. companies.

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In selecting investments for the Fund, Crow Point Partners, LLC ("Crow Point"), the Fund's investment sub-adviser, first identifies themes it believes will drive investment returns for a prolonged period of time.  It then identifies the stocks that it believes are closely tied to that theme that are also trading at discounts to their expected future cash flows.  Crow Point then applies a screening process that focuses on dividends.  Additional screens focus on traditional valuation metrics like low price/earnings to growth ratios, high free cash flow yields, and enterprise value to cash flow ratios.  For those companies that do not pay a dividend, Crow Point focuses on the fit of that company within the investment theme and the valuation profile identified above.  Secondary investment considerations include, but are not limited to, potential catalysts that may trigger a change in market perception, a long period of stock underperformance, increasing insider ownership, improving industry dynamics, a lack of sell-side research coverage, and high rates of a stock’s short interest.  In addition, Crow Point may occasionally invest in companies that it considers to be “turnarounds” and whose results have been poor due to company-specific and/or industry-wide conditions that Crow Point believes are temporary.  Crow Point may also occasionally invest in a company or industry that is out of favor, or whose earnings have disappointed causing a drop in the stock price beyond which Crow Point believes to be fair value for the business.

Up to 25% of the Fund’s assets may be invested in securities within a single industry.  The Fund is classified as “non-diversified”, and therefore may hold a relatively small number of issues in the portfolio, thus increasing the importance of each holding.

Crow Point normally manages the portfolio to be fully invested at all times, with no more than 5% of the Fund’s assets in cash.  The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive purposes if Crow Point believes that adverse market or other conditions warrant.  This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss.  If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.  It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions.  The Fund is not required to use hedging and may choose not to do so.

An important part of Crow Point’s investment process is its sell discipline.  Crow Point will generally sell a security if it has fallen more than 20% from its reference price without a clear and acceptable explanation (such as a sharp decline in the overall market).  In addition, securities may be sold when the original reasons for purchase no longer apply or have become less meaningful.  Reasons would include a dividend cut or an unexplained decrease in the rate of dividend increases; a valuation that becomes less attractive; earnings that appear uncertain; an expected catalyst has occurred, or a new idea appears more attractive.  Securities may also be sold to meet redemptions.

The section of the Prospectus titled “Additional Information About Each Fund – Investment Risks – Principal Equity Risks – Stock Market and Selection Risk” is modified as follows:

References to “Steinberg” are replaced with references to “Crow Point”.

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The section of the Prospectus titled “Management of the Funds” is modified as follows:

The phrase reading “Sentinel has retained Steinberg to manage the investments of the Mid Cap Value Fund” is revised to read “Sentinel has retained Crow Point to manage the investments of the Mid Cap Fund”.

The reference to Steinberg’s principal business address is replaced with the following:  “Crow Point’s principal business address is 10 New Driftway, Suite 203, Scituate, Massachusetts, 02066”.

The paragraph describing the individuals who manage the Mid Cap Value Fund is modified to read in its entirety as follows:  “Peter DeCaprio and Timothy O’Brien manage the Mid Cap Value Fund.  Mr. DeCaprio is a managing director and portfolio manager at Crow Point, which he co-founded in 2006 with Mr. O’Brien.  Prior to forming Crow Point, Mr. DeCaprio worked at Evergreen Investments as a senior analyst covering the utility, telecommunications and media sectors.  Mr. DeCaprio has co-managed the Fund since August 18, 2011.  Mr. O’Brien is a managing director and portfolio manager at Crow Point, and is also Crow Point’s chief investment officer, which he co-founded in 2006 with Mr. DeCaprio.  Prior to forming Crow Point, Mr. O’Brien was a managing director and senior portfolio manager with the value equity team of Evergreen Investments’ equity management group.  Mr. O’Brien holds the Chartered Financial Analyst designation.  He has co-managed the Fund since August 18, 2011.”

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